Exhibit 10.36

THIRD AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) to the Amended and Restated Employment Agreement by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Kenneth E. Wolf (“Employee”), dated effective as of August 31, 2010, as amended July 1, 2013 (“Agreement”), is made and entered into effective as of July 7, 2014. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1.     Pursuant to Section 4(a) of the Agreement, Employee’s base salary is hereby increased to Three Hundred Nineteen Thousand Fifty dollars ($319,050) effective as of July, 7 2014.

3.     Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of July 7, 2014.

EMPLOYEE

/s/ Kenneth E. Wolf

Kenneth E. Wolf

COMPANY

Natural Alternatives International, Inc.,

a Delaware corporation

/s/ Mark LeDoux

Mark LeDoux, Chief Executive Officer